UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2013

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) today supplemented its May 2, 2013 definitive Proxy Statement previously furnished to stockholders in connection with its upcoming 2013 Annual Meeting of Stockholders to provide additional information concerning Proposals 1 and 3 in light of comments recently made by ISS Proxy Advisory Services, a provider of corporate governance solutions, concerning Proposal 1, and Glass, Lewis & Co., LLC, a governance analysis and proxy voting firm, concerning Proposal 3.

A copy of Progenics' Supplement, which has been filed with the U.S. Securities and Exchange Commission and is being made available to stockholders at www.proxyvote.com, is included in this Report as Exhibit 99.1, and the information contained therein is incorporated into this Item 8.01 by this reference. The Supplement should be read in conjunction with the Company's definitive Proxy Statement, which as so supplemented remains as described therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Supplement, dated June 4, 2013, to Proxy Statement for 2013 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.
By:	/s/ ANGELO W. LOVALLO, JR.
Angelo W. Lovallo, Jr.
Vice President, Finance & Treasurer
(Principal Financial and Accounting Officer)

Date: June 4, 2013